--------------------------------------------------------------------------------
                                 MORGAN STANLEY
                                  DEAN WITTER
                                 EASTERN EUROPE
                                   FUND, INC.
--------------------------------------------------------------------------------




                              FIRST QUARTER REPORT
                                 MARCH 31, 1999
                      MORGAN STANLEY DEAN WITTER INVESTMENT
                                MANAGEMENT INC.
                               INVESTMENT ADVISER





                           MORGAN STANLEY DEAN WITTER
                            EASTERN EUROPE FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT AND ACTING
SECRETARY

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------

EFFECTIVE MAY 3, 1999, THE FUND CHANGED ITS NAME FROM THE MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC. TO MORGAN STANLEY DEAN WITTER EASTERN EUROPE FUND, INC. (THE "FUND").

For the three months ended March 31, 1999, the Fund had a total return, based on net asset value per share, of 5.53% compared to 6.94% for the Fund's benchmark (described below). For the period since the Fund's commencement of operations on September 30, 1996 through March 31, 1999, the Fund had a total return, based on net asset value per share, of -19.56% compared with -26.98% for its benchmark. For the period from September 30, 1996 to December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, including dividends. Beginning December 31, 1997, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. On March 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $11 1/8, representing a 16.6% discount to the Fund's net asset value per share.

The Russian market roared to life during the start of 1999, rising 63% in three months, a move reminiscent of the market's heyday. The rally focused on a narrow range of names and was led by natural resource stocks, mainly the oil companies, such as Lukoil which rose 79% and Surgutneftegaz which rose 89%. Select other stocks also participated in the rally, such as UES, the electricity giant, which rose 42%. Three basic factors drove the market upward. First, during mid-February, the government and creditors approached the end of lengthy negotiations on Russia's defaulted ruble denominated debt, known as GKOs. The debt deal was important for the equity markets because the government would allow creditors to use a portion of the cash proceeds to buy equities. Although details remain scarce, speculation that a wave of cash would flow into the illiquid Russian market led stocks higher.

The second and more important factor behind the rally is the negotiations between the Russia and the IMF toward a new aid-package, which have been ongoing since the August 1998 ruble crisis. A deal with the IMF is crucial for Russia. Not only would a new package supply Russia with funds to meet this year's difficult debt obligations, but it would pave the way for other institutions to resume lending, such as the World Bank. The Russian government faces a major budgetary constraint as it is unable to borrow internationally and the domestic capital markets are very thin. If Russia were ever to return to international capital markets, it would need the IMF seal of approval. A stumbling block in the negotiations has been the IMF's insistence that the Russian government target a 3.5% primary budget surplus (a primary budget is the budget balance excluding interest payments), while the government insists on a 2.0% goal. Towards the end of March, negotiations drew to an end and the Russian government announced that a deal had finally been reached. Although details have yet to be released, a deal with the IMF, if adhered to by the Russian government, significantly improves the country's economic outlook.

The third contributor to this year's market recovery is a recovery in commodity prices. Most importantly, the price of oil has rallied more than 50% from its lows. Stronger oil prices directly benefit oil producers, which constitute the largest industry on the market, but also benefit the economy as a whole. Almost half of the country's tax revenue comes from the oil and gas sector and higher oil prices ease fiscal pressures. Russia's political scene has also changed. Last year, tension between President Yelstin and the Duma (parliament) dominated front-page news. Today, Prime Minister Primakov has improved relations with the Duma and achieved a high degree of reconciliation. Politics will continue to play an important role as parliamentary elections are scheduled for the end of 1999 and presidential elections will take place in mid-2000.

The Russian economy continues to feel the effects of last year's devaluation. Industrial production fell 3.7% year-on-year in February, an improvement over January's 4.9% decline. Due to a steep fall in imports, Russia has recorded a trade surplus of $2 billion in January, following the seasonally large trade surplus of $3.7 billion in December. Recent inflation figures hit over 100% year-on-year as a result of the inflationary impact of the devaluation. The currency, which is now freely floating, continues to be weak. The current level of around 25 rubles to the dollar represents a 77% devaluation from last year's fixed rate. Surprisingly, some recently reported economic data has been better than expected and there are signs that the economic drop is reaching a bottom. Industrial production in March was actually up versus last year and was over 10% higher than February. Monthly inflation is high, but falling as the central bank continued to abstain from injecting credit into the budget. Overall, while the situation in Russia remains difficult, it is actually better than many had expected in the aftermath of the ruble devaluation, and the market's strong performance reflects a recognition that the country is `muddling through.'

The economic situation in the Czech Republic continued to deteriorate during the quarter. Gross domestic product (GDP) forecasts have been revised downward, unemployment is on the rise and recent inflation numbers have been less than expectations. Fourth quarter 1998 GDP dropped 4.1% year-on-year, bringing growth for the year to -2.7% and year-end inflation to 6.8%. Unemployment rose to 7.5% by year-end versus 3% three years ago. The Czech central bank reacted to the situation by significantly cutting interest rates, but as inflation has fallen rapidly, real interest rates remain high. The balance of payments situation reflects the underlying economy--the current account deficit fell to 1.9% in 1998 versus 6% the year before. The trade data for the first two months of 1999 suggest that trade and current account deficits should continue to im-prove. Despite improved balance of payment data, the Czech currency, the koruna, has fallen sharply this year. Last year, the koruna staged a surprising rally, increasing 15.8% versus the dollar as foreigners invested in the local fixed income markets on the assumption that interest rates would fall. This year's fixed income investors have been net sellers of Czech assets and the currency has reversed itself, falling about 15% against the dollar.

The current crisis may produce a major positive side effect--economic reform. The Czech economy has been plagued by a lack of major restructuring due to fundamental problems with corporate governance and a significant bad debt problem. The process of bank privatization, the linchpin to reforming the economy, has accelerated. In particular, the government has finally established a plan to sell government stakes in the country's two largest banks, Ceska Sportitelna and Komercni Banka. Progress has been made at both banks in restructuring problem loans, increasing provisioning and meeting capital adequacy and liquidity requirements before privatization. Another positive surprise is the flow of foreign direct investment (FDI) which, despite the cyclical slow-down and the delays in reform, increased significantly to $2.7 billion last year. Overall, Czech stocks performed poorly during the quarter in dollar terms--the market fell 18%, mostly due to the adverse currency movements. One highlight for the first quarter was a short-lived rally of Komercni Banka due to the privatization news. The stock has moved up 63% from its lows of the year to finish the quarter up 18% in koruna terms.

The Polish and Hungarian stock markets confronted similar issues during the first quarter of 1999. First, both markets were hit by fears of a growing current account deficit due to a slowdown in Western Europe. For both countries, Germany is a large export partner, and the German economic slump during the fourth quarter of 1998 raised the possibility of a growing trade deficit in Central Europe. Poland is in a better situation because of a more flexible exchange rate regime. The Polish currency, the zloty, freely floats in a broad band, which has allowed the currency to fall more than 10% versus the euro this year. The weaker currency should allow the country's overall trade balance to improve. Hungary, on the other hand, still maintains a narrow currency band, and the currency has not moved significantly versus other currencies this year. The current account numbers for Poland and Hungary thus far this year have been better than expected, but as long as German growth remains in question, the market will remain nervous. The Polish market finished the quarter up 2.3% while Hungary has fell 15%.

Another issue impacting the markets are larger than anticipated budget deficits. Sluggish growth in neighboring countries has fed into the Central European economies. Polish economic growth, long a leader in the region, dropped to 2.9% in the fourth quarter of 1998 and the first quarter of 1999 is expected to be weak. Hungarian growth will likely slow to 4% this year versus 5% last year. As a result of slower growth, there will likely be a shortfall in government revenue collection. Budget deficits for the first quarter are much larger as a percentage of the total budget than last year, and in order to meet budget deficit targets, the governments will be forced to cut spending later in the year if the situation does not improve. On the positive side, the Polish market was hit by takeover fever. The merger mania in small cap stocks that began in early 1999 spread to the banking sector. Two bank stocks in particular, BIG and Bank Handlowy, staged strong rallies on takeover speculation. BIG rallied 127% during the quarter due to speculation that a bidding war between potential strategic investors would lead to a buy out.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through March 31, 1999, the Fund repurchased 492,900 shares or 9.78% of its Common Stock at an average price per share of $9.79 and an average discount of 18.38% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

May 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.


--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO CHARACTERISTICS, CAN NOW BE ACCESSED AT WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Investment Summary as of March 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                                          TOTAL RETURN (%)
                                           --------------------------------------------------------------------
                                             MARKET VALUE (1)       NET ASSET VALUE (2)           INDEX (3)
                                           --------------------   ----------------------   --------------------
                                                        AVERAGE                 AVERAGE                 AVERAGE
                                           CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL
                                           ----------   -------   -----------   -------    ----------   -------
                     Fiscal Year to Date     13.38%        --         5.53%        --         6.94%        --
                     One Year               -52.26      -52.26%     -47.14      -47.14%     -52.44      -52.44%
                     Since Inception*       -32.96      -14.79      -19.56       -8.34      -26.98      -11.82

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                                                               THREE MONTHS
                                    PERIOD FROM              YEAR ENDED DECEMBER 31,               ENDED
                                SEPTEMBER 30, 1996*                                              MARCH 31,
                               TO DECEMBER 31, 1996          1997               1998               1999
                               --------------------          ----               ----           ------------
Net Asset Value Per Share.....       $ 20.77               $ 26.59            $ 12.65            $ 13.35
Market Value Per Share .......       $ 18.00               $ 23.88            $  9.81            $ 11.13
Premium/(Discount)............        -13.3%                -10.2%             -22.4%             -16.6%
Income Dividends..............       $  0.07                   --                 --                 --
Capital Gains Distributions...            --               $ 3.68             $  0.67                --
Fund Total Return (2).........          4.18%               48.19%            -50.62%              5.53%
Index Total Return (3)........          9.25%               48.23%            -57.84%              6.94%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) For the period from the commencement of operations to December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times
    50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index, including dividends. Beginning December 31, 1997, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary.
*   The Fund commenced operations on September 30, 1996.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Portfolio Summary as of March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                    [CHART]

Equity Securities                       (99.2%)
Debt Instruments                         (0.8%)

--------------------------------------------------------------------------------
SECTORS

                                    [CHART]

Banking                                 (14.0%)
Broadcasting & Publishing                (2.9%)
Data Processing & Reproduction           (5.3%)
Energy Sources                          (27.6%)
Leisure & Tourism                        (3.1%)
Multi-Industry                           (3.2%)
Telecommunications--Integrated          (22.4%)
Telecommunications--Long Distance        (3.7%)
Telecommunications--Wireless             (2.0%)
Utilities--Electrical & Gas             (10.2%)
Other                                    (5.6%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                    [CHART]

Russia                                  (39.4%)
Poland                                  (28.4%)
Hungary                                 (16.6%)
Czech Republic                          (14.4%)
Other                                    (1.2%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                    PERCENT OF
                                                    NET ASSETS
                                                    ----------
     1.  LUKoil Holdings (Russia)                     15.1%
     2.  Surgutneftegaz (Russia)                      10.2
     3.  Telekomunikacja Polska (Poland)               8.0
     4.  SPT Telekom (Czech Republic)                  7.5
     5.  Unified Energy Systems (Russia)               6.2
     6.  Matav Rt. (Hungary)                           5.1
     7.  Wielkopolski Bank Kredytowy (Poland)          4.9
     8.  OTP Bank Rt. (Hungary)                        4.3
     9.  Prokom (Poland)                               4.0
     10. Rostelecom (Russia)                           3.7
                                                      ----
                                                      69.0%
                                                      ----
                                                      ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
MARCH 31, 1999

                                                                           VALUE
                                                        SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.0%)
(Unless Otherwise Noted)
--------------------------------------------------------------------------------
CZECH REPUBLIC (14.4%)
BANKING
  Komercni Banka                                        47,800       U.S.$   561
  Komercni Banka GDR                                    54,000               212
                                                                      ----------
                                                                             773
                                                                      ----------
LEISURE & TOURISM
  Tabak                                                  3,595               789
                                                                      ----------
TELECOMMUNICATIONS -- INTEGRATED
  SPT Telecom                                          340,500             4,561
                                                                      ----------
TELECOMMUNICATIONS -- WIRELESS
  Ceske Radiokomunikace GDR                             35,688             1,223
                                                                      ----------
UTILITIES -- ELECTRICAL & GAS
  Czech Power Co.                                    1,017,800             1,425
                                                                      ----------
                                                                           8,771
                                                                      ----------
--------------------------------------------------------------------------------
HUNGARY (16.6%)
BANKING
  OTP Bank Rt.                                          67,800             2,629
                                                                      ----------
ENERGY SOURCES
  MOL Magyar Olaj-es Gazipari Rt. GDR                   67,618             1,386
                                                                      ----------
HEALTH & PERSONAL CARE
  Richter Gedeon Rt.                                    31,580             1,026
                                                                      ----------
LEISURE & TOURISM
  Danubius Hotel and Spa Rt.                            57,520             1,074
                                                                      ----------
TELECOMMUNICATIONS -- INTEGRATED
  Matav Rt. ADR                                        116,440             3,115
                                                                      ----------
TRANSPORTATION -- ROAD & RAIL
  North American Bus Industries Rt.                     66,229               827
                                                                      ----------
                                                                          10,057
                                                                      ----------
--------------------------------------------------------------------------------
POLAND (28.4%)
BANKING
  BRE                                                       16                -
  Pekao Bank                                            45,000               468
  Powszechny Bank Kredytowy                             98,138             1,670
  Wielkopolski Bank Kredytowy                          541,625             2,983
                                                                      ----------
                                                                           5,121
                                                                      ----------
BROADCASTING & PUBLISHING
  Agora GDR                                            120,000             1,308
                                                                      ----------
CONSUMER GOODS
  Zwyiec                                                 7,755               804
                                                                      ----------
DATA PROCESSING & REPRODUCTION
  Prokom                                                 4,223               138
  Prokom GDR                                           135,160             2,291
  Softbank                                              26,440               771
                                                                      ----------
                                                                           3,200
                                                                      ----------
MULTI-INDUSTRY
  Elektrim                                             183,687             1,954
                                                                      ----------
TELECOMMUNICATIONS -- INTEGRATED
  Telekomunikacja Polska GDR                           895,000             4,855
                                                                      ----------
                                                                          17,242
                                                                      ----------
--------------------------------------------------------------------------------
RUSSIA (38.6%)
BROADCASTING & PUBLISHING
  Storyfirst Communications 'A'
    (Preferred)                                          1,920       U.S. $  464
                                                                      ----------
ELECTRONIC COMPONENTS, INSTRUMENTS
  Unified Energy Systems GDR                           757,500             3,738
                                                                      ----------
ENERGY SOURCES
  LUKoil Holdings                                      197,000             1,424
  LUKoil Holdings ADR                                  267,738             7,731
  Surgutneftegaz ADR                                   951,842             6,187
                                                                      ----------
                                                                          15,342
                                                                      ----------
TELECOMMUNICATIONS -- INTEGRATED
  Mustcom                                            5,356,352               588
                                                                      ----------
TELECOMMUNICATIONS -- LONG DISTANCE
  Rostelecom ADR                                       485,000             2,273
                                                                      ----------
UTILITIES -- ELECTRICAL & GAS
  Gazprom ADR                                           98,800             1,020
                                                                      ----------
                                                                          23,425
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$69,316)                                                      59,495
                                                                    ------------
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (0.8%)
--------------------------------------------------------------------------------
RUSSIA (0.8%)
TELECOMMUNICATIONS--INTEGRATED (0.8%)
  Svyazinvest (Cost U.S.$3,146)                  U.S.$   3,146               478
                                                                      ----------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.0%)
  British Pound                                  GBP         2                4
  Polish Zloty                                   PLZ        41                10
                                                                      ----------
  (Cost U.S.$14)                                                              14
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%)
  (Cost U.S.$72,476)                                                      59,987
                                                                      ----------
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (1.2%)
  Other Assets                                   U.S.$   1,511
  Liabilities                                            (777)               734
                                                 -------------------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 4,549,148, issued and
  outstanding U.S.$0.01 par value shares
  (500,000,000 shares authorized)                                    U.S.$60,721
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                             U.S.$13.35
                                                                     -----------
                                                                     -----------
--------------------------------------------------------------------------------

ADR--American Depositary Receipt
GDR--Global Depositary Receipt


                                       6